EXHIBIT 99.3

Conversion Services International, Inc.
Notes to Pro Forma Condensed Financial Statements

PRO FORMA FINANCIAL INFORMATION

     The following Pro Forma Financial Statements are based on the historical financial statements of Conversion Services International, Inc. (the "Company") and DeLeeuw Associates, Inc. ("DeLeeuw"), adjusted to give effect to the acquisition of DeLeeuw by the Company. The Pro Forma Balance Sheet assumes the acquisition occurred as of the most recent balance sheet date prior to the acquisition date of March 4, 2004. The Pro Forma Income Statements, for the years ended December 31, 2003 and 2002, assume the acquisition occurred as of the first day of the applicable period.

     The pro forma financial information does not reflect certain anticipated cost savings resulting from the operation of DeLeeuw by the Company. There can be no assurance that the Company will be able to realize any anticipated cost savings. The pro forma statements should be read in conjunction with the audited consolidated financial statements of the Company and the related notes thereto which are included in the Company's Form 8-K/A which was filed with the SEC on April 1, 2004.


                     CONVERSION SERVICES INTERNATIONAL, INC.
                        PRO FORMA CONDENSED BALANCE SHEET
                                DECEMBER 31, 2003
                                 (IN THOUSANDS)
                                   (Unaudited)

                                                     CONVERSION         DELEEUW
                                                   SERVICES, INT'L    ASSOCIATES         PRO FORMA        PRO FORMA
                                                      (AUDITED)        (AUDITED)        ADJUSTMENTS      CONSOLIDATED
                                                    ------------     ------------       ------------     ------------
ASSETS
CURRENT ASSETS
    Cash                                            $        412     $        129(1)    $         --     $        541
    Accounts receivable                                    2,052              762(1)              --            2,814
    Prepaid expenses                                         113               40(1)              --              153
    Deferred tax asset                                        37               --                 --               37
                                                    ------------     ------------       ------------     ------------

        TOTAL CURRENT ASSETS                               2,614              931                 --            3,545

PROPERTY AND EQUIPMENT, at cost, net                         271               31(1)             (31)             270

OTHER ASSETS
    Due from stockholders, including accrued
      interest of $22                                        204               --                 --              204
    Goodwill                                               1,094               --                457            1,551
    Deferred loan costs, net of accumulated
      amortization of $77                                     25               --                 --               25
    Intangible assets, net of accumulated
      amortization of $90                                    344               --              2,319            2,663
    Deferred tax asset                                       191               --                 --              191
    Security deposits                                         17               --                 --               17
                                                    ------------     ------------       ------------     ------------

                                                           1,875               --              2,776            4,651

INVESTMENT IN LIMITED LIABILITY COMPANY                       --               59(1)              --               58
                                                    ------------     ------------       ------------     ------------

                                                    $      4,760     $      1,021       $      2,745     $      8,524
                                                    ============     ============       ============     ============

LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES
    Line of credit                                  $      1,783     $        182(1)    $         --     $      1,964
    Due to DeLeeuw Associates                                 --               --              1,059            1,059
    Current portion of long-term debt                        462               --                 --              462
    Accounts payable and accrued expenses                  1,025                7(1)              --            1,031
                                                    ------------     ------------       ------------     ------------

        TOTAL CURRENT LIABILITIES                          3,270              189              1,059            4,516
                                                    ------------     ------------       ------------     ------------

LONG-TERM DEBT, net of current portion                       234               --                 --              234
                                                    ------------     ------------       ------------     ------------

DEFERRED TAXES                                                37               --                360              397
                                                    ------------     ------------       ------------     ------------

COMMITMENTS                                                   --               --                 --               --

STOCKHOLDER'S EQUITY
    Common stock, $.001 par value, 1,000,000
      shares  authorized, issued and outstanding               1                1                 (1)               1
    Additional paid in capital                             1,446                2              2,156            3,604
    Retained earnings (accumulated deficit)                 (228)             829               (829)            (228)
                                                    ------------     ------------       ------------     ------------

                                                           1,219              832              1,326            3,377
                                                    ------------     ------------       ------------     ------------

                                                    $      4,760     $      1,021       $      2,745     $      8,524
                                                    ============     ============       ============     ============

            See Accompanying Notes to Pro Forma Financial Statements

                     CONVERSION SERVICES INTERNATIONAL, INC.
                       PRO FORMA STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                      (IN THOUSANDS, except per share data)

                                                          CONVERSION        DELEEUW
                                                        SERVICES INT'L     ASSOCIATES       PRO FORMA       PRO FORMA
                                                         (UNAUDITED)      (UNAUDITED)      ADJUSTMENTS     CONSOLIDATED
                                                         ------------     ------------     ------------    ------------
REVENUE                                                  $     14,367     $      5,151     $         --    $     19,518

COST OF SERVICES                                               10,266            3,206               --          13,472
                                                         ------------     ------------     ------------    ------------

GROSS PROFIT                                                    4,101            1,945               --           6,046
                                                         ------------     ------------     ------------    ------------

OPERATING EXPENSES                                              4,468            1,543               --           6,011
                                                         ------------     ------------     ------------    ------------

INCOME FROM OPERATIONS                                           (367)             402               --              35
                                                         ------------     ------------     ------------    ------------

OTHER INCOME (EXPENSE), net                                      (131)             (80)              --            (211)
                                                         ------------     ------------     ------------    ------------

INCOME (LOSS) BEFORE PRO FORMA INCOME TAXES                      (498)             322               --            (176)
                                                         ------------     ------------     ------------    ------------

PRO FORMA INCOME TAXES (BENEFIT)                                 (199)             129               --             (70)
                                                         ------------     ------------     ------------    ------------
PRO FORMA NET (LOSS) INCOME                              $       (299)    $        193     $         --    $       (106)
                                                         ============     ============     ============    ============

PRO FORMA NET INCOME PER SHARE                                  (0.00)            0.00               --           (0.00)
                                                         ============     ============     ============    ============

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
USED IN THE PRO FORMA NET INCOME (LOSS) PER
SHARE CALCULATION                                         673,000,000      673,000,000      673,000,000     673,000,000
                                                         ============     ============     ============    ============

            See Accompanying Notes to Pro Forma Financial Statements

                     CONVERSION SERVICES INTERNATIONAL, INC.
                       PRO FORMA STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                          CONVERSION        DELEEUW
                                                        SERVICES INT'L     ASSOCIATES        PRO FORMA       PRO FORMA
                                                         (UNAUDITED)      (UNAUDITED)       ADJUSTMENTS     CONSOLIDATED
                                                         ------------     ------------     ------------    ------------
REVENUE                                                  $     16,245     $      5,848     $         --    $     22,093

COST OF SERVICES                                               10,678            3,781               --          14,459
                                                         ------------     ------------     ------------    ------------

GROSS PROFIT                                                    5,567            2,067               --           7,634
                                                         ------------     ------------     ------------    ------------

OPERATING EXPENSES                                              4,794            1,734               --           6,528
                                                         ------------     ------------     ------------    ------------

INCOME FROM OPERATIONS                                            773              333               --           1,106
                                                         ------------     ------------     ------------    ------------

OTHER INCOME (EXPENSE), net                                      (134)             (10)              --            (144)
                                                         ------------     ------------     ------------    ------------

INCOME (LOSS) BEFORE PRO FORMA INCOME TAXES                       639             323                --             962
                                                         ------------    ------------      ------------    ------------

PRO FORMA INCOME TAXES (BENEFIT)                                  255             129                --             384
                                                         ------------    ------------      ------------    ------------

PRO FORMA NET INCOME                                     $        384    $        194      $         --    $        578
                                                         ============    ============      ============    ============

PRO FORMA NET INCOME PER SHARE                                   0.00            0.00                --            0.00
                                                         ============    ============      ============    ============

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES USED IN THE PRO
FORMA NET INCOME (LOSS) PER SHARE
CALCULATION                                               673,000,000     673,000,000       673,000,000     673,000,000
                                                         ============    ============      ============    ============

            See Accompanying Notes to Pro Forma Financial Statements

CONVERSION SERVICES INTERNATIONAL, INC.
Notes to Pro Forma Condensed Financial Statements


1) The pro forma balance sheet reflects the assets and liabilities acquired from DeLeeuw Associates, Inc.

2)   Adjustments to goodwill, other intangibles and liabilities (in thousands):

     Aggregate purchase price                       $      1,326
     Transaction cost                                         59
     Net book value of assets acquired                       832
     Due to DeLeeuw Associates                             1,000
                                                    ------------
                                                    $      3,217
                                                    ============

3) Adjustment to pro forma provision for income taxes which includes an adjustment to reflect the Company's pro forma income tax rate of 40.0%.